                           EUROPEAN EQUITY PORTFOLIO
                        PACIFIC BASIN EQUITY PORTFOLIO


          ======================================================================
                      IMPORTANT  SHAREHOLDER  INFORMATION
          ======================================================================


          THE DOCUMENT YOU HOLD IN YOUR HANDS CONTAINS YOUR PROXY STATEMENT AND PROXY CARD. A PROXY CARD IS, IN ESSENCE, A BALLOT. WHEN YOU VOTE YOUR PROXY, IT TELLS US HOW TO VOTE ON YOUR BEHALF ON IMPORTANT ISSUES RELATING TO YOUR PORTFOLIO. IF YOU SIMPLY SIGN THE PROXY WITHOUT SPECIFYING A VOTE, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES.

          WE URGE YOU TO SPEND A FEW MINUTES WITH THE PROXY STATEMENT, FILL OUT YOUR PROXY CARD, AND RETURN IT TO US. VOTING YOUR PROXY, AND DOING SO PROMPTLY, ENSURES THAT THE PORTFOLIOS WILL NOT NEED TO CONDUCT ADDITIONAL MAILINGS. WHEN SHAREHOLDERS DO NOT RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, WE HAVE TO INCUR THE EXPENSE OF FOLLOW-UP SOLICITATIONS, WHICH MAY COST YOUR PORTFOLIO MONEY.

          PLEASE TAKE A FEW MOMENTS TO EXERCISE YOUR RIGHT TO VOTE.  THANK YOU.


          ======================================================================

                            SEI INTERNATIONAL TRUST

                            SEI INTERNATIONAL TRUST
                           EUROPEAN EQUITY PORTFOLIO
                        PACIFIC BASIN EQUITY PORTFOLIO

Dear Shareholders:

The attached proxy statement solicits your vote as a Shareholder in the European Equity and/or Pacific Basin Equity Portfolio(s) on an important proposal being recommended by the Board of Trustees. Even if you are not currently a shareholder in either Portfolio, you are still eligible to vote. Votes are solicited from Shareholders of record as of January 16, 1996.

A Special Meeting of Shareholders of the European Equity and/or Pacific Basin Equity Portfolio(s) has been scheduled for March 15, 1996. I strongly invite your participation by asking you to review the proxy materials and to complete and return your proxy card as soon as possible.

Detailed information about the proposed transaction is described in the enclosed proxy statement. It is designed to give you information relating to the proposal on which you will be asked to vote. We encourage you to support the Trustees' recommendation. The proposal described in the proxy statement relates to the matter discussed below.

The European Equity, Pacific Basin Equity and the International Equity Portfolios have similar investment objectives and policies aside from differences in geographical focus. The Board of Trustees has recommended the merging of the European Equity and Pacific Basin Equity Portfolios into the International Equity Portfolio in order to make available a comprehensive non-U.S. developed markets strategy in one investment offering, featuring exposure to large and small cap companies in all developed markets. This will ensure the proper implementation of SEI's International Equity Strategy, and provide investors with an investment vehicle that will maximize the potential return and diversification benefits of non-U.S. exposure.

The benefit to you, as a shareholder of the European Equity and/or Pacific Basin Equity Portfolio(s), is that the merging of these two portfolios into one will allow you to invest in a single, well-diversified international portfolio. Moreover, we anticipate that the expense ratio of the International Equity Portfolio will remain consistent with the ratios of both the European Equity and Pacific Basin Equity Portfolios.

Under the proposal, the International Equity Portfolio will acquire substantially all of the assets of the European Equity and Pacific Basin Equity Portfolios in exchange for shares of the International Equity Portfolio. These shares, newly issued by the International Equity Portfolio, will then be distributed to you, as shareholder of the European Equity and/or Pacific Basin Portfolio(s). Depending on the aggregate value of your investment in one or both of the Portfolios, you will receive in equal value to your shares of the European Equity and/or Pacific Basin Equity Portfolio shares of the International Equity Portfolio. The shares of the International Equity Portfolio you receive will not be subject to any sales load, nor will they incur adverse federal income taxes. You should, however, consult with your investment professional on any state tax consequences that may impact this transaction.

Again, I strongly invite your participation by asking you to review, sign, date and return your proxy as soon as possible. Your vote is very important to us. For your convenience, we have enclosed a self-addressed stamped envelope. If you have any questions about the proposal, please call 1-800-DIAL-SEI. Thank you for taking the time to review this important proposal and for your continued investment in the SEI Funds.

Sincerely,


David G. Lee
President and Chief Executive Officer
SEI International Trust

                            SEI INTERNATIONAL TRUST
                            680 EAST SWEDESFORD ROAD
                              WAYNE, PA 19087-1658


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 15, 1996


TO THE SHAREHOLDERS OF THE
EUROPEAN EQUITY PORTFOLIO AND THE
PACIFIC BASIN EQUITY PORTFOLIO OF
SEI INTERNATIONAL TRUST:


Notice is hereby given that a Special Meeting of Shareholders of the European Equity Portfolio and Pacific Basin Equity Portfolio of the SEI International Trust (the "International Trust") will be held at the offices of SEI Corporation, 680 East Swedesford Road, Wayne, PA on March 15, 1996 at 3:30 p.m. (eastern standard time) for the purposes of considering the proposals set forth below.

Proposal 1

(European Equity Portfolio):       The approval or disapproval of an Agreement
                                   and Plan of Reorganization and Liquidation providing for (i) the transfer of substantially all of the assets and liabilities of the European Equity Portfolio of the International Trust to the International Equity Portfolio (formerly, the
                                   Core International Equity Portfolio) of the
                                   International Trust in exchange for Shares of the International Equity Portfolio; and (ii) the distribution of the International Equity
                                   Portfolio's shares so received to
                                   shareholders of the European Equity
                                   Portfolio.

Proposal 2

(Pacific Basin Equity Portfolio):  The approval or disapproval of an Agreement and Plan of Reorganization and Liquidation providing for (i) the transfer of substantially all of the assets and liabilities of the Pacific Basin Equity Portfolio of the International Trust to the International Equity Portfolio (formerly, the Core International Equity Portfolio) of the International Trust in exchange for Shares of the International Equity Portfolio; and (ii) the distribution of the International Equity Portfolio's shares so received to shareholders of the Pacific Basin Equity Portfolio.

Proposal 3:                        The transaction of such other business as may
                                   properly be brought before the Meeting.

The Board of Trustees of the International Trust has fixed the close of business on January 16, 1996, as the Record Date for the determination of shareholders of the European Equity and Pacific Basin Equity Portfolios entitled to notice of, and to vote at, this Meeting or any adjournments thereof. The enclosed Combined Prospectus/Proxy Statement contains further information regarding the Meeting and the proposals to be considered. The enclosed Proxy Card is intended to permit you to vote even if you do not attend the Meeting in person.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED WITHOUT DELAY TO SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, SO THAT

THEIR SHARES MAY BE REPRESENTED AT THE MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO THE INTERNATIONAL TRUST
A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                              By Order of the Board of Trustees


                              Richard W. Grant, Secretary

           COMBINED PROSPECTUS/PROXY STATEMENT DATED JANUARY 22, 1996

                    RELATING TO THE ACQUISITION OF ASSETS OF

        THE EUROPEAN EQUITY PORTFOLIO AND PACIFIC BASIN EQUITY PORTFOLIO
                                     OF THE
                            SEI INTERNATIONAL TRUST
                            680 EAST SWEDESFORD ROAD
                              WAYNE, PA 19087-1658
                                 1-800-342-5734

                      BY AND IN EXCHANGE FOR THE SHARES OF
                       THE INTERNATIONAL EQUITY PORTFOLIO
                                     OF THE
                           SEI INTERNATIONAL TRUST
                            680 EAST SWEDESFORD ROAD
                              WAYNE, PA 19087-1658
                                 1-800-342-5734


     This Combined Prospectus/Proxy Statement is being furnished to the shareholders of the European Equity Portfolio and Pacific Basin Equity Portfolio of the SEI International Trust ("International Trust") in connection with the solicitation of proxies by the Board of Trustees of the International Trust to be used at a Special Meeting of Shareholders (the "Meeting") to be held at 3:30 p.m. (eastern standard time) on March 15, 1996 at the offices of SEI Corporation, 680 East Swedesford Road, Wayne, PA 19087-1658.

     The Trustees of the International Trust are seeking your approval of separate Agreements and Plans of Reorganization and Liquidation (the "Reorganization"), which contemplate that:

     (i) The International Equity Portfolio of the International Trust will acquire all of the assets and will assume all of the stated liabilities of the European Equity Portfolio of the International Trust; and

     (ii) The International Equity Portfolio of the International Trust will acquire all of the assets and will assume all of the stated liabilities of the Pacific Basin Equity Portfolio of the International Trust.

     Following this exchange, the shares of the International Equity Portfolio received by the European Equity Portfolio and Pacific Basin Equity Portfolio will be distributed to their respective shareholders. Shortly thereafter, the European Equity Portfolio and the Pacific Basin Equity Portfolio will be liquidated and dissolved. Shareholder of the European Equity and Pacific Basin Portfolios will vote separately and each Reorganization will be completed if, and only if, approved by shareholders of the affected Portfolio.

     Upon completion of the Reorganization, each shareholder of each of the European Equity Portfolio and the Pacific Basin Equity Portfolio will receive full and fractional shares of the International Equity Portfolio, equal in aggregate value when issued, to the shares of the Portfolio or Portfolios owned by such shareholder immediately prior to the Reorganization. No commissions or sales loads will be charged in connection with the Reorganization and there will be no adverse federal income tax consequences. Shareholders should separately consider any state tax consequences in consultation with their tax advisers.

     The International Equity Portfolio is a portfolio of the International Trust, an open-end, management investment company organized as a Massachusetts business trust. The investment objective of the International Equity Portfolio is to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of non-US issuers. There can be no assurance that the investment objective of the International Equity Portfolio will be achieved. The investment objectives, policies and restrictions of the International Equity Portfolio are similar (except with respect to the geographical focus) to those of the European Equity and Pacific Basin Equity Portfolios. For a complete discussion of the differences, see "Comparison of Investment Objectives, Policies and Restrictions" herein.

     This Prospectus/Proxy Statement, sets forth concisely the information that a shareholder of the European Equity Portfolio and/or Pacific Basin Equity Portfolio should know before voting on the Reorganization and should be retained for future reference. The prospectus relating to the shares of the International Equity Portfolio, which describe the operations, investment objectives, policies, restrictions and risks, accompany this Combined Prospectus/Proxy Statement. Additional information is set forth in the Statements of Additional Information relating to the International Equity Portfolio and this Combined Prospectus/Proxy Statement, which are dated June 28, 1995 (as amended August 31,
1995) and January 22, 1996, respectively, and in the Prospectus and Statement of Additional Information, dated August 31, 1995 and June 28, 1995 (as amended August 31, 1995), respectively relating to the European Equity and Pacific Basin Equity Portfolios. Each of these documents is on file with the Securities and Exchange Commission ("SEC"), and is available without charge upon oral or written request by writing or calling the International Trust at the address or telephone number indicated above. The information contained in the Prospectus and Statement of Additional Information, dated August 31, 1995 and June 28, 1995 (as amended August 31, 1995), respectively, relating to the European Equity and Pacific Basin Portfolios is incorporated by reference.

     This Prospectus/Proxy Statement constitutes the proxy statement of the European Equity Portfolio and Pacific Basin Equity Portfolio for the Meeting and the prospectus of the International Equity Portfolio for its shares that have been registered with the SEC and are to be issued in connection with the Reorganization. This Prospectus/Proxy Statement is expected to be sent to shareholders on or about February 5, 1996.


     THE SHARES OF THE INTERNATIONAL EQUITY PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, NOR ARE SUCH SHARES FEDERALLY INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE ACQUIRING PORTFOLIO INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

COMPARISON OF FEES AND EXPENSES.................................   1

SUMMARY.........................................................   2
     Proposed Plan of Reorganization............................   2
     Tax Consequences...........................................   3
     Overview of the Portfolios.................................   3
     Management of the Portfolios...............................   4
     Distribution of Shares.....................................   4
     Purchase, Redemption and Exchange Procedures...............   4
     Dividend Policies..........................................   5
     Voting Rights..............................................   5

SPECIAL CONSIDERATIONS AND RISK FACTORS.........................   5

INFORMATION ABOUT THE REORGANIZATION............................   5
     Reasons for the Reorganization.............................   5
     Description of the Reorganization..........................   6
     Federal Income Tax Consequences............................   7
     Pro Forma Capitalization...................................   7
     Shareholder Information....................................   8

INVESTMENT ADVISERS AND SUB-ADVISERS............................   9

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS..  11

ADDITIONAL INFORMATION CONCERNING THE INTERNATIONAL TRUST
AND THE INTERNATIONAL EQUITY PORTFOLIO..........................  13

GENERAL INFORMATION ON SHAREHOLDER RIGHTS.......................  15
     Capitalization.............................................  15
     Shareholder Liability......................................  15
     Shareholder Meetings and Voting Rights.....................  15
     Liquidation or Dissolution.................................  16
     Liability and Indemnification of Trustees..................  16
     Rights of Inspection.......................................  16

ADDITIONAL INFORMATION CONCERNING THE PORTFOLIOS................  16

FINANCIAL STATEMENTS AND EXPERTS................................  17

LEGAL MATTERS...................................................  17

VOTING INFORMATION CONCERNING THE MEETING.......................  17

OTHER BUSINESS..................................................  18


                        COMPARISON OF FEES AND EXPENSES

The amounts for the Class A shares of the International Equity Portfolio, European Equity Portfolio and Pacific Basin Equity Portfolio (each, a "Portfolio") set forth in the following table and in the examples are based on the expenses of each Portfolio for the fiscal year ended February 28, 1995. The International Equity Class A shares were offered beginning December 20, 1989. The European Equity and Pacific Basin Equity Class A shares were offered beginning April 29, 1994. The International Equity Portfolio (but not the European Equity or Pacific Basin Equity Portfolios) also offers Class D shares.

The following tables show for the International Equity Portfolio and the European Equity and Pacific Basin Equity Portfolios the shareholder transaction expenses and annual operating expenses associated with an investment in the Class A shares of each Portfolio, and such costs and expenses associated with an investment in Class A shares of the International Equity Portfolio assuming consummation of the Reorganization. No material change in fees and expenses will result if the shareholders of either of the European Equity Portfolio or the Pacific Basin Equity Portfolio do not approve the Reorganization. Existing and pro forma fees and expenses as set forth below will not be effected by the outcome of the proposed Reorganization.

     COMPARISON OF CLASS A SHARES OF THE INTERNATIONAL EQUITY PORTFOLIO WITH CLASS A SHARES OF THE EUROPEAN EQUITY AND PACIFIC BASIN EQUITY PORTFOLIOS


                                                                                                                   International
                                                          International     European Equity     Pacific Basin    Equity Portfolio
                                                        Equity Portfolio       Portfolio      Equity Portfolio       ProForma

SHAREHOLDER TRANSACTION EXPENSES (AS A PERCENTAGE OF         Class A            Class A            Class A            Class A
OFFERING PRICE)
----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases                      None               None              None                None

Maximum Sales Charge Imposed on Reinvested                     None               None              None                None
Dividends

Redemption Fees                                                None               None              None                None

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET
ASSETS)
----------------------------------------------------------------------------------------------------------------------------------
Management/Advisory Fees (after fee waiver                     .91%               .80%              .78%                .91%
reimbursement)/1/

12b-1 Fees/2/                                                  .15%               .15%              .15%                .15%

Other Expenses                                                 .19%               .35%              .37%                .19%
----------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses (after fee waiver and                1.25%              1.30%             1.30%               1.25%
reimbursement)/3/
----------------------------------------------------------------------------------------------------------------------------------


     /1/ SEI Financial Management Corporation ("SFM" or "Adviser") has waived, on a voluntary basis, a portion of its fee, and the management/advisory fees shown reflect this voluntary waiver. SFM reserves the right to terminate its waiver at any time in its sole discretion. Absent such fee waiver, management/advisory fees would be .93% for the International Equity Portfolio, 1.13% for the European Equity Portfolio and 1.20% for the Pacific Basin Equity Portfolio. Separately, the International Equity Portfolio is seeking shareholder approval to increase SFM's advisory fee from .475% to .505%. It is expected that this fee change, if approved, will be effective place contemporaneously with the Reorganization.

     /2/ The 12b-1 fees shown reflect the current 12b-1 budget for reimbursement of expenses. The maximum 12b-1 fee payable by Class A shares of each Portfolio is .30%.

     /3/ Absent the voluntary fee waiver and expense reimbursement described above, the total operating expenses for the Class A shares would be 1.27% for the International Equity

          Portfolio, 1.63% for the European Equity Portfolio and 1.72% for the Pacific Basin Equity Portfolio. The International Equity Portfolio Pro Forma Total Operating Expenses assumes the consummation of the Reorganization of both the European Equity Portfolio and the Pacific Basin Equity Portfolio with the International Equity Portfolio. If shareholders of the International Equity Portfolio approve the proposed advisory fee increase as referred to in footnote 1, total operating expenses will increase accordingly from 1.25% to 1.28% (after fee waivers and reimbursement).

The following tables show for each Portfolio, and for the International Equity Portfolio, assuming consummation of the Reorganization, examples of cumulative effect of shareholder transaction expenses and annual fund operating.


EXAMPLE
-------------------------------------------------------------------------------------------------

An investor in a Portfolio would pay the following expenses on a
$1000 investment assuming a 5% annual return and redemption at
the end of each time period:                                          1 yr.  3 yr.  5 yr.  10 yr.
                                                                      -----  -----  -----  ------
International Equity - Class A                                          $13    $40    $69    $151

European Equity - Class A                                               $13    $41    $71    $157

Pacific Basin Equity - Class A                                          $13    $41    $71    $157

International Equity - Class A Pro Forma                                $13    $40    $69    $151
-------------------------------------------------------------------------------------------------


THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of the expense table and example is to assist a European Equity Portfolio or Pacific Basin Equity Portfolio investor (Class A shares only) in understanding the various costs and expenses that may be directly or indirectly borne by investors in Class A shares of the International Equity Portfolio as a result of the Reorganization as compared with the various direct or indirect expenses currently borne by an investor in the European Equity Portfolio or Pacific Basin Equity Portfolio.

                                    SUMMARY

     The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement and is qualified by reference to the more complete information contained herein and in the attached Exhibits. Shareholders should read this entire Prospectus/Proxy Statement carefully.

PROPOSED PLAN OF REORGANIZATION. On December 4, 1995, the Board of Trustees of the International Trust on behalf of the European Equity Portfolio and Pacific Basin Equity Portfolio, including the Trustees who are not "interested persons" within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 as amended (the "1940 Act"), unanimously approved on a separate basis, an Agreement and Plan of Reorganization and Liquidation (the "Reorganization Agreement") between the International Equity Portfolio and each of the European Equity Portfolio and Pacific Basin Equity Portfolio. A copy of the Form of Reorganization Agreement is attached hereto as Exhibit A. The Reorganization, if shareholders of both

Portfolios approve, will consist of a transfer of substantially all of the assets and liabilities of the European Equity Portfolio and Pacific Basin Equity Portfolio to the International Equity Portfolio in exchange for the Class A shares of International Equity Portfolio; distribution of such shares to the European Equity and Pacific Basin Equity shareholders in liquidation; and subsequent termination of said Portfolios under state law. Shareholders of the two Portfolios will vote separately and a Portfolio will participate in the Reorganization only if its shareholders approve. No sales charge will be imposed in connection with these transactions. For the reasons set forth below under "Reasons for the Reorganization," the Board of Trustees concluded that the Reorganization would be in the best interest of the European Equity and Pacific Basin Equity Portfolios and its shareholders, and that the interests of existing shareholders in each Portfolio would not be diluted as a result of the transactions contemplated by the Reorganization.

TAX CONSEQUENCES. The consummation of the Reorganization is subject to the receipt of an opinion of, counsel to the International Trust, in a form reasonably satisfactory to the International Trust, substantially to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes.

OVERVIEW OF THE PORTFOLIOS.

     BUSINESS OF THE PORTFOLIOS. The International Equity Portfolio is a portfolio of the International Trust, an open-end, management investment company that offers four separate diversified series or portfolios and one non-diversified series or portfolio. The International Trust offers two classes of the International Equity Portfolio shares, Class A Shares and Class D Shares. The International Equity Portfolio commenced operations on December 20, 1989, for Class A Shares and May 1, 1994 for Class D Shares. As of January 16, 1996, the net assets of the International Equity Portfolio were $326,271,998.

     The European Equity Portfolio and Pacific Basin Equity Portfolio are portfolios of the International Trust which only offer Class A Shares for each Portfolio. The European Equity and Pacific Basin Equity Portfolios both commenced operations on December 20, 1989. As of January 16, 1996, the net assets of the European Equity and Pacific Basin Equity Portfolios were $69,122,874 and $62,543,175, respectively.

     INVESTMENT OBJECTIVES AND POLICIES. While the investment objectives and policies of the European Equity and Pacific Basin Equity Portfolios and the International Equity Portfolio are similar, there are differences among the Portfolios, which are outlined herein. See "Comparison of Investment Objectives, Policies, Risks and Restrictions."

     The investment objective of the International Equity Portfolio is to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of non-U.S. issuers. Under normal circumstances, at least 65% of the International Equity Portfolio's assets will be invested in equity securities of non-U.S. issuers located in at least three countries other than the United States.

     The investment objective of the European Equity Portfolio is to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of European issuers. Under normal circumstances, at least 65% of the European Equity Portfolio's assets will be invested in equity securities of European issuers. The Portfolio's advisers consider European issuers to be companies the securities of which are principally traded in the European capital markets; that derive at least 50% of their total revenue from either goods produced or services rendered in countries located in Europe, regardless of where the securities of such companies are principally traded; or that are organized under the laws of and have a principal office in a European country.

     The investment objective of the Pacific Basin Equity Portfolio is to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of Pacific Basin issuers. Under normal circumstances, at least 65% of the Pacific Basin Equity Portfolio's assets will be invested in equity securities of Pacific Basin issuers. The Portfolio's advisers consider Pacific Basin issuers to be companies the securities of which are principally traded in the capital markets of Pacific Basin countries; that derive at least 50% of their total revenue from either goods produced or services rendered in Pacific Basin countries, regardless of where the securities of such companies are principally traded; or that are organized under the laws of and have a principal office in a Pacific Basin country.

     There can be no assurance that the Portfolios will achieve their investment objective.

MANAGEMENT OF THE PORTFOLIOS.

     INVESTMENT ADVISERS AND SUB-ADVISERS. SFM serves as the investment adviser for the International Equity, European Equity and Pacific Basin Equity Portfolios of the International Trust. SFM has delegated its responsibilities as an investment adviser to investment sub-advisers, Acadian Asset Management Inc. ("Acadian") and Schroder Capital Management International Limited ("Schroder") with respect to the International Equity Portfolio. The Board of Trustees at a meeting held on December 4-5, 1995, approved the addition of Morgan Grenfell Investment Services Limited ("Morgan Grenfell") and Schroder as investment sub-advisers to the International Equity Portfolio. Schroder commenced managing assets for the International Equity Portfolio on December 15, 1995, while SFM expects Morgan Grenfell to also begin managing assets during the first quarter of 1996. The investment sub-advisory agreements, which require the approval of the International Equity Portfolio shareholders, will be submitted to a vote of shareholders at a meeting to be held on March 15, 1996. For a further discussion of Investment Advisers and Sub-Advisers see "Investment Advisers and Sub-Advisers" below.

     Morgan Grenfell and Schroder were recently appointed sub-advisers and will have responsibility for the European and Pacific Basin portions of the International Equity Portfolio as a part of their overall responsibilities. As the investment adviser, SFM supervises the sub-advisers' management of the International Equity Portfolio, makes decisions with respect to policies regarding the purchase and sale of portfolio securities. As sub-advisers, Acadian, Morgan Grenfell and Schroder manage the International Equity Portfolio's investment portfolio and make decisions with respect to and place orders for the majority of the purchases and sales of portfolio securities for that portion of the portfolio for which they have responsibility.

     SFM also serves as the investment adviser for the European Equity and Pacific Basin Equity Portfolios. SFM has delegated its responsibilities as an investment adviser to Morgan Grenfell and Schroder with respect to the European Equity and Pacific Basin Equity Portfolios, respectively. As sub-advisers, Morgan Grenfell and Schroder provide a program of continuous investment management, make investment decisions, and place orders to purchase and sell securities for the European Equity and Pacific Basin Equity Portfolios.

     ADMINISTRATION. SFM serves as the manager and shareholder servicing agent for the International Equity, European Equity and Pacific Basin Equity Portfolios.

DISTRIBUTION OF SHARES. SEI Financial Services Company ("SFS") serves as distributor for the International Equity Portfolio, European Equity Portfolio and Pacific Basin Equity Portfolio. Class A Shares of each Portfolio are subject to separate distribution plans in accordance with the provisions of Rule 12b-1 under the 1940 Act. Each Class A Plan provides for reimbursement for expenses incurred by SFS.

PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES. Class A Shares of the International Equity, European Equity and Pacific Basin Equity Portfolios are offered for sale at net asset value to financial institutions for their own account or as a recorded owner on behalf of a fiduciary, agency or custody account. Each Portfolio provides for purchase through the Transfer Agent or by wire at net asset value, next determined after receipt and acceptance by the Trust, on days on which the New York Stock Exchange, Inc. ("NYSE") is open for business. Moreover, each Portfolio also provides for redemption of shares by either placing such order with the Transfer Agent or by telephone at net asset value next determined after receipt of a redemption request on each day the NYSE is open for business. Additional information concerning purchases and redemptions of shares, including how net asset value is determined, is contained in the International Trust Class A Prospectus. No sales charges will be imposed in connection with the acquisition of Class A Shares of the International Equity Portfolio by shareholders of Class A Shares of the European Equity and Pacific Basin Equity Portfolios pursuant to the Reorganization.

DIVIDEND POLICIES. Dividends from the net investment income of the International, European Equity and Pacific Basin Equity Portfolios are declared periodically and paid from net investment income semi-annually. All three funds distribute capital gains, if any, at least annually.

VOTING RIGHTS. Each share of the International Equity Portfolio entitles the shareholder of record to one vote. The International Equity Portfolio will vote separately on matters relating solely to the Portfolio. Each class of the Portfolio will vote separately on matters relating to its distribution plan. Similarly, each share of the European Equity and Pacific Basin Equity Portfolios entitles the shareholder of record to one vote. The shareholders of the European Equity Portfolio and Pacific Basin Equity Portfolio will vote separately on matters relating solely to their respective Portfolio. In addition, each Class of such Portfolios will also vote separately on matters pertaining to its distribution plan.

                    SPECIAL CONSIDERATIONS AND RISK FACTORS

     Because of the similarities of the investment objectives and policies, (other than geographical focus), management of the European Equity and Pacific Basin Equity Portfolios believes that an investment in the International Equity Portfolio involves investment risks similar to those of an interest in the European Equity and Pacific Basin Equity Portfolios. For a full discussion of the investment objectives, policies, restrictions and risk factors applicable to the portfolio, see "Comparison of Investment Objectives, Policies, and Restrictions" herein.

                      INFORMATION ABOUT THE REORGANIZATION

REASONS FOR THE REORGANIZATION. The Reorganization has been recommended by the Board of Trustees of the International Trust on behalf of its separately-managed portfolios, the European Equity and Pacific Basin Equity Portfolios, for the purpose of consolidating international equity exposures in a single portfolio. The Board of Trustees believes that such consolidation of international equity exposure will enable the International Trust to make an offering to international equity investors that is more attuned to their needs.

     Through the recent addition of Morgan Grenfell and Schroder as investment sub-advisers, the International Equity Portfolio will achieve a broader international equity exposure regardless of whether this Reorganization is consummated. The Board of Trustees believes that the emphasis on large-capitalization companies worldwide with a small-capitalization component in Europe and the Pacific Basin will reduce investing volatility for shareholders of the European Equity and Pacific Basin Equity Portfolios.

     In reaching its decision to recommend that the shareholders of the European Equity and Pacific Basin Equity Portfolios approve the Reorganization, the Board of Trustees concluded that the participation of the European Equity and Pacific Basin Equity Portfolios in the Reorganization is in the best interests of its shareholders and would not result in the dilution of shareholders' interests. This conclusion was based on a number of factors, including, but not limited to, the following: The value of the International Equity Portfolio shares to be received by each European Equity Portfolio and Pacific Basin Equity Portfolio shareholder under the terms of the Reorganization Agreement would equal the value of the European Equity Portfolio and Pacific Basin Equity Portfolio shares held by such shareholder immediately prior to the effective time of the Reorganization (the "Effective Time of the Reorganization"); the recommendation of SFM concerning the implementation of an international investment strategy; the fact that the Reorganization would permit European Equity and Pacific Basin Equity shareholders to pursue reasonably compatible investment goals in a larger portfolio; and the fact that fees and expenses that are based on the value of assets would be largely unaffected by the Reorganization.

DESCRIPTION OF THE REORGANIZATION. The following summary is qualified in its entirety by reference to the Reorganization Agreements found in Exhibits A, relating to the European Equity and Pacific Basin Equity Portfolios.

     Each Reorganization Agreement provides that substantially all of the assets and liabilities of the indicated Portfolio (either European Equity Portfolio or Pacific Basin Equity Portfolio) of the International Trust will be transferred to the International Equity Portfolio, a portfolio of the SEI International Trust, at the Effective Time of the Reorganization. In exchange for the transfer of these assets, the International Trust will simultaneously issue at the Effective Time of the Reorganization a number of full and fractional Class A Shares of the International Equity Portfolio to the European Equity and Pacific Basin Equity Portfolios having an aggregate value equal to the respective net asset values of the European Equity and Pacific Basin Equity Portfolios immediately prior to the Effective Time of the Reorganization.

     Following the transfer of assets and liabilities in exchange for International Equity Portfolio Shares, the European Equity Portfolio and Pacific Basin Equity Portfolio will distribute pro rata the shares of International Equity Portfolio so received to its shareholders in liquidation. Each shareholder of the European Equity and Pacific Basin Equity Portfolios owning Shares at the Effective Time of the Reorganization will receive International Class A Shares of equal value. No sales charge will be imposed in connection with the receipt of such International Shares by the European Equity and Pacific Basin Equity Portfolios shareholders. In connection with the Reorganization, both the European Equity and Pacific Basin Equity Portfolios will be terminated under state law. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the shareholders of the European Equity and Pacific Basin Equity Portfolios shareholders on the share records of the International Equity Portfolio's transfer agent. Each account will represent the respective pro rata number of full and fractional Class A Shares of the International Equity Portfolio due to the European Equity and Pacific Basin Equity shareholders. The International Equity Portfolio does not issue share certificates to shareholders. The Shares of the International Equity Portfolio to be issued will have no preemptive or conversion rights.

     The number of full and fractional Class A Shares of the International Equity Portfolio to be received by the shareholders of the European Equity and Pacific Basin Equity Portfolios will be determined by multiplying the Class A shares outstanding of the International Equity Portfolio by the ratio computed by dividing the net asset value per share of the European Equity and Pacific Basin Equity Portfolios by the net asset value per share of the International Equity Portfolio, computed as of the Effective Date of Reorganization. The net asset value of each share will be determined by dividing assets, less liabilities, in each case attributable to the respective shares, by the total number of outstanding shares.

     The Reorganization Agreement contemplates that existing advisory, sub-advisory, administrative, custodial and auditing services will be provided to the International Equity Portfolio after the Effective Time of the Reorganization by the same service providers as described in the accompanying prospectus for the International Equity Portfolio. Pursuant to the Reorganization Agreement, each Portfolio (International Equity, European Equity and Pacific Basin Equity) will bear its own expenses resulting from the Reorganization.

     The Reorganization is subject to a number of conditions, including approval of each Reorganization Agreement by shareholders of the European Equity Portfolio or Pacific Basin Equity Portfolio, as applicable; the receipt of certain legal opinions described in Sections 6 and 7 of the Reorganization Agreement (which includes an opinion that the International Equity Portfolio shares issued in accordance with the terms of the Reorganization Agreement will be validly issued, fully paid and non-assessable); the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Reorganization Agreement and other matters; and the parties' performance in all material respects of their respective agreements and undertakings in the Reorganization Agreement. Assuming satisfaction of the conditions in the Reorganization Agreement, the Effective Time of the Reorganization will be March 15, 1996 or such later date as is agreed to by the parties.

     The Reorganization Agreement and the Reorganization may be abandoned at any time prior to the Effective Time of the Reorganization by vote of a majority of the Board of Trustees of the International Trust on behalf of the International, European Equity and Pacific Basin Equity Portfolios, if certain conditions of the Reorganization Agreement are not fulfilled, or circumstances develop that, in the opinion of the Board, make proceeding with the Reorganization inadvisable. The Reorganization Agreement further provides that at any time prior to or, to the fullest extent permitted by law, after approval of the agreement by the shareholders of the European Equity and Pacific Basin Equity Portfolios (i) the parties may, by written agreement authorized by their Boards of Trustees and with or without the approval of their shareholders, amend any of the provisions of the Reorganization Agreement, and (ii) either party may waive any default by the other party or the failure to satisfy any of the conditions to its obligations. If the Reorganization is not approved by shareholders of either the European Equity or Pacific Basin Equity Portfolios, the Board of Trustees will consider other possible courses of action in the best interests of shareholders of that Portfolio.

FEDERAL INCOME TAX CONSEQUENCES. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended. Shareholders of the European Equity and Pacific Basin Equity Portfolios should not recognize gain or loss in the transaction; the tax basis of International Shares received should be the same as the basis of European Equity and Pacific Basin Equity Shares surrendered; and the holding period of International Shares received should include the holding period of European Equity and Pacific Basin Equity Shares surrendered, provided that the shares surrendered were capital assets in the hands of the European Equity and Pacific Basin Equity shareholders at the time of the transaction. As a condition to the closing of the Reorganization, the International Trust on behalf of the European Equity and Pacific Basin Equity Portfolios will receive an opinion to that effect. The International Trust on behalf of the European Equity and Pacific Basin Equity Portfolios has not sought a tax ruling from the Internal Revenue Service (the "IRS"). The opinion of counsel is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including state and local tax consequences.

PRO FORMA CAPITALIZATION. The following table sets forth as of August 31, 1995
(i) the capitalization of the European Equity and Pacific Basin Equity Portfolios; (ii) the capitalization of the International Equity Portfolio; and
(iii) the pro forma combined capitalization of the Portfolios assuming the Reorganization is approved.

         CAPITALIZATION OF THE EUROPEAN EQUITY PORTFOLIO, PACIFIC BASIN
              EQUITY PORTFOLIO AND INTERNATIONAL EQUITY PORTFOLIO

                                August 31, 1995
                                  (unaudited)

                                                  Pacific
                                                   Basin           International          Pro Forma for
                               European Equity    Equity              Equity              Reorganization
                                   Class A        Class A       Class A     Class D    Class A      Class D

Total Net Assets (in 000's)          53,080         48,269        318,883      166       420,232       166
Shares Outstanding                4,709,456      5,035,246     30,059,505   15,696    39,613,143    15,696
Net Asset Value Per Share             11.27           9.59          10.61    10.55         10.61     10.55



SHAREHOLDER INFORMATION. Only shareholders of record at the close of business on January 16, 1996 (the "Record Date") are entitled to notice of and to vote at the Meeting and any postponement or adjournment thereof. At the close of business on the Record Date there were outstanding and entitled to vote the following number of Shares: 5,875,984.055 Class A shares of the European Equity Portfolio and 6,283,334.940 Class A shares of the Pacific Basin Equity Portfolio.

As of the Record Date, the Trustees and officers of the European Equity Portfolio, as a group, owned in the aggregate less than 1% of the outstanding shares of the European Equity Portfolio. Similarly, as of the Record Date, the Trustees and officers of the Pacific Basin Equity Portfolio, as a group, owned in the aggregate less than 1% of the outstanding shares of the Pacific Basin Equity Portfolio.

To the knowledge of the European Equity Portfolio, the following persons owned of record or beneficially 5% or more of the outstanding shares of the European Equity Portfolio (Class A Shares) as of the Record Date:

Name and Address of          Number of       % of
Beneficial Owner             Shares          Portfolio's Shares
---------------------------  ---------       -------------------
SEI Trust Company            4,501,770.999   76.61%
Attn: Jacqueline Esposito
680 E. Swedesford Road
Wayne PA 19087

To the knowledge of the Pacific Basin Equity Portfolio, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Pacific Basin Equity Portfolio (Class A Shares) as of the Record Date:

Name and Address of          Number of       % of
Beneficial Owner             Shares          Portfolio's Shares
---------------------------  --------------  ------------------
SEI Trust Company            4,797,486.946   76.35%
Attn: Jacqueline Esposito
680 E. Swedesford Road
Wayne PA 19087

At the close of business on the Record Date there were outstanding and entitled to vote the following number of each Class of shares: 32,966,420.379 Class A shares and 9,215.649 Class D shares of the International Equity Portfolio.

As of January 16, 1996, the Trustees and officers of the International Equity Portfolio, as a group, owned in the aggregate less than 1% of the outstanding shares of the International Equity Portfolio. To the knowledge of the International Equity Portfolio, the following persons owned of record or beneficially 5% or more of the outstanding shares of each class of the International Equity Portfolio as of the Record Date:

Name and Address of          Number of       % of
Beneficial Owner             Shares          Portfolio's Shares
---------------------------  --------------  ------------------
SEI Trust Company            13,824,230.704  42.00%
Attn: Jacqueline Esposito
680 E. Swedesford Road
Wayne PA 19087

                      INVESTMENT ADVISERS AND SUB-ADVISERS

     SFM acts as the investment adviser to the International Equity, European Equity and Pacific Basin Equity Portfolios of the International Trust. SFM is a wholly-owned subsidiary of SEI Corporation ("SEI"), a financial services company located in Wayne, Pennsylvania. The principal business address of SFM is 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658. SEI was founded in 1968 and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. Affiliates of SFM have provided consulting advice to institutional investors for more than 20 years, including advice regarding selection and evaluation of investment advisers. SFM currently serves as manager or administrator to more than 26 investment companies, including more than 230 portfolios, which had more than $51 billion in assets as of September 30, 1995.

SFM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .475% of the International Equity and European Equity Portfolios' average daily net assets and .55% of the Pacific Basin Equity Portfolio's average daily net assets. On March 15, 1996, shareholders of the International Equity Portfolio will vote on a proposal to increase SFM's advisory fee from
 .475% to .505% of the average daily net assets of the Portfolio. It is expected that this fee increase, if approved, will take place contemporaneously with the Reorganization.

INTERNATIONAL EQUITY PORTFOLIO. Acadian acts as an investment sub-adviser to the International Equity Portfolio pursuant to a sub-advisory agreement with SFM. In accordance with the Portfolio's investment objectives and policies and under the supervision of SFM and the International Trust's Board of Trustees, Acadian is responsible for the day-to-day investment management of the portion of the Portfolio's assets assigned to it by the Board of Trustees and, with respect thereto, places orders on behalf of the Portfolio to effect the investment decisions made.

     Acadian, a wholly-owned subsidiary of United Asset Management Corporation, was founded in 1977 and manages approximately $2.4 billion in assets invested globally. Acadian's business address is Two International Place, 26th Floor, Boston, Massachusetts 02110. An investment committee has been responsible for managing Portfolio assets allocated to Acadian since its inception.

     Acadian is entitled to a fee from SFM calculated on the basis of a percentage of the market value of the assets assigned to it. That fee, which is paid monthly, is based on an annual percentage rate of .325% of assets managed up to $150 million; .25% of the next $100 million of such assets; .15% of the next $100 million of such assets; and .10% of such assets in excess of $350 million. At a Special Shareholders Meeting held on December 16, 1994, the Portfolio's Shareholders approved SFM as the investment adviser and Acadian and Worldlnvest Limited as investment sub-advisers to the Portfolio, effective December 19, 1994. The Board of Trustees at a meeting held December 4-5, 1995 voted to remove WorldInvest Limited as an investment sub-adviser for the Portfolio effective December 11, 1995. The Board of Trustees at the same meeting, approved the addition of Morgan Grenfell and Schroder as investment sub-advisers to the International Equity Portfolio on an interim basis. In addition, the Board of Trustees is also separately seeking shareholder approval at the next meeting to increase Acadian's sub-advisory fee to .325% of assets managed up to $150 million; .25% of the next $150 million of such assets; and
 .20% of such assets in excess of $300 million. Schroder commenced managing assets for the Portfolio on December 15, 1995, while SFM expects Morgan Grenfell to begin managing assets for the Portfolio during the first quarter of 1996. The investment sub-advisory agreements, which require the approval of International Equity Portfolio shareholders, will be submitted to a vote of shareholders at a meeting to be held on March 15, 1996.

     Morgan Grenfell currently acts as an investment sub-adviser to the European Equity Portfolio and is expected to manage the European, large-capitalization growth segment of the International Equity Portfolio. As a sub-adviser with respect to such portfolio segments, Morgan Grenfell makes investment decisions to and places orders for the purchase and sale of portfolio securities.

     Morgan Grenfell, a subsidiary of Morgan Grenfell Asset Management Limited, managed over $13 billion in assets as of September 30, 1995. Morgan Grenfell Asset Management Limited, a wholly-owned subsidiary of Deutsche Bank, A.G., a German financial services conglomerate, managed over $61 billion in assets as of September 30, 1995. Morgan Grenfell has over 15 years experience in managing international portfolios for North American clients. Morgan Grenfell Asset Management Limited employs more than 15 European investment professionals. Morgan Grenfell attempts to exploit perceived inefficiencies present in the European markets with original research and an emphasis on stock selection. The principal address of Morgan Grenfell is 20 Finsbury Circus, London, England, EC2M 1NB.

     Julian R. Johnston and Jeremy G. Lodwick share primary responsibility for the European Equity Portfolio and are expected to manage Morgan Grenfell's portion of the International Equity Portfolio. Mr. Johnston has 20 years experience in European equity investment. Mr. Johnston joined Morgan Grenfell in 1984 and is currently the head of the Morgan Grenfell Continental European Investment team. He speaks French, German, Swedish and Danish fluently. Mr. Lodwick has ten years experience in European equity investment. He joined Morgan Grenfell in 1986 and was a UK equity research analyst before moving to New York where he was a member of the client liaison and marketing team for 5 years. He returned to the London office in 1991 to manage European equity portfolios.

     Morgan Grenfell is entitled to a fee from SFM for investment sub-advisory services to the European Equity Portfolio calculated on the basis of a percentage of the market value of assets assigned to it. That fee, which is paid monthly, is based on an annual percentage rate of .325%. Morgan Grenfell would receive the same .325% fee on the market value of assets managed of the International Equity Portfolio, if approved by shareholders as an investment sub-adviser. The Board of Trustees is separately seeking such shareholder approval.

     Schroder acts as an investment sub-adviser to the International Equity Portfolio (as well as to the Pacific Basin Equity Portfolio). Schroder manages the Pacific Basin, large-capitalization growth and Japanese small-capitalization segments of the International Equity Portfolio. As a sub-adviser with respect to these portfolio segments, Schroder makes investment decisions to and places orders for the purchase and sale of portfolio securities.

     Schroder is a wholly-owned indirect subsidiary of Schroders plc, the holding company parent of an investment banking and investment management group of companies (the "Schroder Group"). The investment management operations of the Schroder Group are located in countries worldwide, including eight in Asia. As of September 30, 1995, the Schroder Group had over $100 billion in assets under management. As of that date, Schroder, along with its U.S. affiliate, had over $15 billion in assets under management.

     The Schroder Group has research resources throughout the Asian region, consisting of offices in Tokyo, Hong Kong, Sydney, Singapore, Kuala Lumpur, Seoul, Bangkok and Jakarta, staffed by 38 investment professionals. Schroder's investment process emphasizes individual stock selection and company research conducted by professionals at each local office which is integrated into Schroder's global research network by the manager of research in London. The principal address of Schroder is 33 Gutter Lane, London EC2V 8AS, England.

     John S. Ager, a Senior Vice President and Director of Schroder, has been an international fund manager since 1981 and has served as the principal portfolio manager for the Pacific Basin Equity Portfolio since its inception, and since December 15, 1995 has also managed a portion of the International Equity Portfolio's assets as the result of the addition of Schroder as an investment sub-adviser to such Portfolio. Mr. Ager has over 20 years of experience in managing client accounts invested in Asian countries.

     Schroder is entitled to a fee from SFM for investment, sub-advisory services to the Pacific Basin Equity Portfolio calculated on the basis of a percentage of the market value of assets assigned to it. That fee, which is paid monthly, is based on an annual percentage rate of .40% of the first $100 million in assets, .30% of the next $50 million in assets, and .20% of assets in excess of $150 million. Schroder would receive, if separately approved by shareholders, a fee for managing a portion of the assets of the International Equity Portfolio, based on an annual percentage rate of .50% of the first $100 million of assets managed, .30% of the next $50 million and .20% in excess of $150 million. The Board of Trustees is separately seeking such shareholder approval.


         COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

     The following discussion is based upon and qualified in its entirety by the descriptions of the respective investment objectives and policies set forth in the Prospectus and Statement of Additional Information of the Portfolios. The investment objectives and policies of the Portfolios can be found in the Prospectus under the heading "Investment Objective and Policies."

INTERNATIONAL EQUITY PORTFOLIO. The International Equity Portfolio seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of non-U.S. issuers.

     Under normal circumstances, at least 65% of the Portfolio's assets will be invested in equity securities of non-U.S. issuers located in at least three countries other than the United States.

EUROPEAN EQUITY PORTFOLIO. The European Equity Portfolio seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of European issuers.

     Under normal circumstances, at least 65% of the European Equity Portfolio's assets will be invested in equity securities of European issuers. The Portfolio's investment sub-adviser considers European issuers to be companies the securities of which are principally traded in the European capital markets; that derive at least 50% of their total revenue from either goods produced or services rendered in countries located in Europe, regardless of where the securities of such companies are principally traded; or that are organized under the laws of and have a principal office in a European country.

PACIFIC BASIN EQUITY PORTFOLIO. The Pacific Basin Equity Portfolio seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity Securities of Pacific Basin issuers.

     Under normal circumstances, at least 65% of the Pacific Basin Equity Portfolio's assets will be invested in equity securities of Pacific Basin issuers. The Portfolio's investment sub-adviser considers Pacific Basin issuers to be companies the securities of which are principally traded in the capital markets of Pacific Basin countries; that derive at least 50% of their total revenue from either goods produced or services rendered in Pacific Basin countries, regardless of where the securities of such companies are principally traded; or that are organized under the laws of and have a principal office in a Pacific Basin country.

GENERAL INVESTMENT POLICIES AND RISK FACTORS.

     INTERNATIONAL EQUITY PORTFOLIO. The International Equity Portfolio may enter into forward foreign currency contracts as a hedge against possible variations in foreign exchange rates. A forward foreign currency contract is a commitment to purchase or sell a specified currency, at a specified future date, at a specified price. The Portfolio may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought or sold to protect the Portfolio, to some degree, against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. The Portfolio may also invest in options on currencies.

     Securities of non-U.S. issuers purchased by the Portfolio may be purchased in foreign markets, on U.S. registered exchanges, the over-the-counter market or in the form of sponsored or unsponsored American Depositary Receipts ("ADRs") traded on registered exchanges or NASDAQ or sponsored or unsponsored European Depositary Receipts ("EDRs"), Continental Depositary Receipts ("CDRs") or Global Depositary Receipts ("GDRs"). The Portfolio will typically invest in equity securities listed on recognized foreign exchanges, but may also invest in securities traded in over-the-counter markets.

     The Portfolio expects to be fully invested in its primary investments described above, but may invest up to 35% of its total assets in U.S. or non-U.S. cash reserves; money market instruments; swaps; options on securities, non-U.S. indices and currencies; futures contracts, including stock index futures contracts; and options on futures contracts.

     Permissible money market instruments include securities issued or guaranteed by the United States Government, its agencies or instrumentalities; securities issued or guaranteed by non-U.S. governments, which are rated A or higher at time of purchase by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. or are determined by the advisers to be of comparable quality; repurchase agreements; certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as of the end of their most recent fiscal year; high-grade commercial paper; and other long and short-term debt instruments, which are rated A or higher at time of purchase by S&P or Moody's, and which, with respect to such long-term debt instruments, are within 397 days of their maturity.

     The Portfolio is also permitted to acquire floating and variable rate securities, purchase securities on a when issued or delayed delivery basis and invest up to 10% of its total assets in illiquid securities. Although permitted to do so, the Portfolio does not currently intend to invest in securities issued by passive foreign investment companies or to engage in securities lending.

     For temporary defensive purposes, when an adviser determines that market conditions warrant, the Portfolio may invest up to 50% of its assets in the U.S. and non-U.S. money market instruments described above and other U.S. and non-U.S. long- and short-term debt instruments which are rated BBB or higher by S&P or Baa or higher by Moody's at the time of purchase, or are determined by the advisers to be of comparable quality; may hold a portion of its assets in cash; and may invest in securities of supranational entities which are rated A or higher by S&P or Moody's at the time of purchase or are determined by the advisers to be of comparable quality.

     Fixed income securities rated BBB or Baa lack outstanding investments characteristics, and have speculative characteristics as well.

     EUROPEAN EQUITY AND PACIFIC BASIN EQUITY PORTFOLIOS. Aside from their respective geographical focus, the European Equity and Pacific Basin Equity Portfolios may pursue the same general investment policies as the International Equity Portfolio. In addition, investments in equity securities of European or Pacific Basin issuers may include securities of companies located in and governments of developing countries (possibly including countries formerly controlled by communist governments), and such securities may be traded in emerging markets. Investments in any such emerging markets or less developed countries, including investments in former communist countries, will not exceed 5% of a Portfolio's total assets at the time of purchase.

     Furthermore, each Portfolio may enter into foreign currency contracts to hedge a specific security transaction, to hedge a portfolio position or to adjust the Portfolio's currency exposure. In addition, each Portfolio may invest in futures contracts and swaps and may purchase securities on a when-issued or delayed delivery basis. The Portfolios may also purchase and write options to buy or sell futures contracts.

     Securities of non-U.S. issuers purchased by these Portfolios may be purchased in foreign markets, on U.S. registered exchanges, the over-the-counter market or in the form of sponsored or unsponsored ADRs traded on registered exchanges or NASDAQ or sponsored or unsponsored EDRS, CDRs or GDRS. The Portfolios will typically invest in equity securities listed on recognized foreign exchanges, but may also invest in securities traded in over-the-counter markets.

     For temporary defensive purposes, when the investment sub-advisers determine that market conditions warrant, each Portfolio may invest up to 50% of its assets in the U.S. and non-U.S. money market instruments described above and other U.S. and non-U.S. long- and short-term debt instruments which are rated A or higher by S&P or Moody's at the time of purchase, or are determined by the investment sub-advisers to be of comparable quality; may hold a portfolio of its assets in cash; and may invest in securities of supranational entities which are rated A or higher by S&P or Moody's at the time of purchase or are determined by the advisers to be of comparable quality.

     Morgan Grenfell's approach to selecting the equity securities in which the European Equity Portfolio will invest is fundamental and stock driven; portfolio managers and analysts concentrate primarily on finding the best stock ideas, premised on undervalued growth, that exist in the sub-adviser's stock universe and which satisfy their growth oriented screening process. After the generation of stock ideas and the initial stage of portfolio construction, country exposure and the industry concentration of the Portfolio are reviewed to ensure proper diversification.

     Schroder's approach to selecting the equity securities in which the Pacific Basin Equity Portfolio will invest is to place great emphasis on a research driven process based upon its belief that stock market returns reflect underlying fundamentals. In managing the Pacific Basin Equity portfolio, the sub-adviser views the region in two parts: Japan and all other areas. In Japan, the dominant economy and stock market in the region, there is a strong emphasis on stock selection with small- to medium-sized companies playing an important role during specific cycles of the Japanese economy. In considering opportunities throughout the rest of the region, the sub-advisers aims to capitalize on the faster growth rates occurring outside Japan and a rapidly expanding universe of securities.


           ADDITIONAL INFORMATION CONCERNING THE INTERNATIONAL TRUST
                     AND THE INTERNATIONAL EQUITY PORTFOLIO

GENERAL INFORMATION. The International Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 30, 1988. As further described under "General Information on Shareholder Rights", the Declaration of Trust permits the International Trust to offer separate portfolios of shares and different classes of each Portfolio. Additional information pertaining to the International Trust, may be obtained by writing to SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658 or by calling 1-800-342-5734.

     The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, including litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

     Certain shareholders in the International Equity Portfolio may obtain asset allocation services with respect to their investments in the Portfolio. If a sufficient amount of the International Equity Portfolio's assets are subject to such asset allocation services, the Portfolio may incur higher transaction costs and a higher portfolio turnover rate than would otherwise be anticipated as a result of redemptions and purchases of Portfolio shares pursuant to such services.

TRUSTEES OF THE TRUST. The management and affairs of the International Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

REPORTING. The International Trust issues unaudited financial information semiannually and audited financial statements annually. The International Trust furnishes proxy statements and other reports to shareholders of record.

SHAREHOLDER INQUIRIES. Shareholder inquires should be directed to SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, PA 19087-1658 (Class A Shares) or DST Systems, Inc., P.O. Box 419240, Kansas City, MO 64141-6240
(Class D Shares).

DIVIDENDS. Substantially all of the net investment income (exclusive of capital gains) of the International Equity Portfolio is periodically declared and paid as a dividend. Capital gains, if any, are distributed at least annually.

     Shareholders automatically receive all income dividends and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to SFM at least 15 days prior to the distribution.

     Dividends and capital gains of the International Equity Portfolio are paid on a per-share basis. The value of each share will be reduced by the amount of any such payment. If shares are purchased shortly before the record date for dividend or capital gains distributions, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

DISTRIBUTOR. SFS, a wholly owned subsidiary of SEI, serves as each International Trust Portfolio's distributor pursuant to a distribution agreement with the International Trust. Each class of shares of the Portfolio has a separate Class A Plan and Class D Plan pursuant to Rule 12b-1 under the 1940 Act. The International Trust operates the Plans in accordance with their terms and NASD Rules concerning sales charges.

     The Class A and Class D Plans provide for reimbursement for expenses incurred by SFS in an amount to exceed .30% of the average daily net assets of each Portfolio, provided those expenses are permissible as to type and amount under the budget. Currently, the budget for each Portfolio is .15%. Moreover, the Class D Plans in addition to the reimbursement of certain expenses described above, provide for payments to SFS in an amount not to exceed .30% of average daily net assets attributable to Class D shares. These payments are compensation that are primarily used to compensate financial institutions that provide distribution-related services.

MANAGER AND SHAREHOLDER SERVICING AGENT. SFM provides the International Trust with overall management services, regulatory reporting, all necessary office space, equipment, personnel, and facilities, and acts as dividend disbursing agent and shareholder servicing agent. For its management services, SFM is entitled to a fee which is calculated daily and paid monthly at an annual rate of .45% of the average daily net assets of the International Equity Portfolio,
 .65% of the average daily net assets of the European Equity, Pacific Basin Equity and Emerging Markets Equity Portfolios and .60% of the average daily net assets of the International Fixed Income Portfolio. SFM has voluntarily agreed to waive all or a portion of its fees and, if necessary, reimburse other operating expenses in order to limit the total operating expenses of each Portfolio. SFM reserves the right to terminate these voluntary fee waivers and expense reimbursement at any time.

COUNSEL AND INDEPENDENT ACCOUNTANTS. Morgan Lewis & Bockius, LLP serves as counsel to the International Trust. Price Waterhouse LLP serves as the independent public accountants for the International Trust.

CUSTODIAN AND WIRE AGENT. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, (the "Custodian"), acts as custodian for the assets of the International Equity Portfolio. The Custodian holds cash, securities and other assets of International Trust as required by the 1940 Act. CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, PA 19101 acts as wire agent of the International Trust's assets.

                   GENERAL INFORMATION ON SHAREHOLDER RIGHTS

CAPITALIZATION. The beneficial interests in the International Equity Portfolio, European Equity Portfolio and Pacific Basin Equity Portfolio are represented by an unlimited number of transferable shares of beneficial interest with no par value per share. The Declaration of Trust of the International Trust, under which each Portfolio has been established, permits the Trustees to allocate shares in an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued. Each Portfolio's shares have equal voting rights with respect to matters affecting shareholders of all classes of each Portfolio and each series of the International Trust under which the Portfolio has been established, and represent equal proportionate interests in the assets belonging to the Portfolios. Shareholders of each Portfolio are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Portfolio vote separately, by class, as to matters such as approval or amendments of Rule 12b-1 distribution plans that affect only their particular class and by series as to matters, such as approval or amendments of investment advisory agreements or proposed reorganizations, that affect only their particular series.

SHAREHOLDER LIABILITY. Under Massachusetts law, shareholders of a business trust could, under certain circumstances, be held personally liable for the obligations of the business trust. However, the Declaration of Trust under which the Portfolios were established disclaim shareholder liability for the acts or obligations of a series and require that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Portfolios or Trustees. The Declaration of Trust provides for indemnification out of the Portfolios' property for all losses and expenses of any shareholder held personally liable for the obligation of such Portfolio. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which a disclaimer is inoperative and the Portfolio itself would be unable to meet its obligations. A substantial number of mutual funds in the United States are organized as Massachusetts business trusts.

SHAREHOLDER MEETINGS AND VOTING RIGHTS. The International Trust, on behalf of its Portfolios, is not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares. In addition, the International Trust is also required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. If Trustees of the International Trust fail or refuse to call a meeting for a period of 30 days after a request in writing by shareholders holding an aggregate of at least 10% of the outstanding shares, then shareholders holding said 10% may call and give notice of such meeting. The International Trust does not currently intend to hold regular shareholder meetings. The International Trust does not permit cumulative voting. A majority of shares entitled to vote on a matter constitutes a quorum for consideration of such matter. In either case, a majority of shares entitled to vote on a matter constitutes a quorum for consideration of such matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

LIQUIDATION OR DISSOLUTION. In the event of a liquidation or dissolution of the International Trust, the International Equity Portfolio, the European Equity Portfolio or the Pacific Basin Equity Portfolio, the shareholders are entitled to receive, when, and as declared by the Trustees, the excess of the assets belonging to such Portfolio or attributable to the class over the liabilities belonging to the Portfolio or attributable to the class. In either case, the assets so distributable to shareholders of the Portfolio will be distributed among the shareholders in proportion to the number of shares of the Portfolio held by them and recorded on the books of the Portfolio.

LIABILITY AND INDEMNIFICATION OF TRUSTEES. The International Trust's Declaration of Trust provides that no Trustee or officer shall be liable to the Trust or any series thereof, or to any shareholder, Trustee, officer, employee or agent of the Trust for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Declaration of Trust also provides that a Trustee or officer is entitled to indemnification against liabilities and expenses with respect to claims related to his or her position with the Trust unless such Trustee or officer shall have been adjudicated to have acted with bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties, or not to have acted in good faith that his or her action was in the best interest of the Trust. The Declaration of Trust further provides that a Trustee or officer is not entitled to indemnification against liabilities in the event of settlement unless there has been a determination that such Trustee or officer has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

RIGHTS OF INSPECTION. Shareholders of the Portfolios of the International Trust have the same right to inspect the governing documents, records of meetings of shareholders, shareholder lists, share transfer records, accounts and books of the Portfolios as are permitted shareholders of a corporation under Massachusetts corporate law. The purpose of inspection must be for interest of shareholders relative to the affairs of the Trust.

     The foregoing is only a summary of certain characteristics of the Declaration of Trust, By-Laws, Massachusetts law and the 1940 Act and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, By-Laws, Massachusetts law and the 1940 Act directly for more complete information.

                ADDITIONAL INFORMATION CONCERNING THE PORTFOLIOS

INTERNATIONAL EQUITY PORTFOLIO. Information concerning the operation and management of the International Equity Portfolio is incorporated herein by reference from the current Prospectus of the International Trust dated August 31, 1995, a copy of which is enclosed, and Statement of Additional Information dated June 28, 1995, as amended August 31, 1995. A copy of such Statement of Additional Information is available upon request and without charge by writing to the International Trust at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-342-5734 (Class A Shares) or 1-800-437-6016 (Class D Shares).

EUROPEAN EQUITY PORTFOLIO. Information concerning the operation and management of the European Equity Portfolio is incorporated herein by reference from the current Prospectus of the International Trust dated August 31, 1995, and Statement of Additional Information dated June 28, 1995, as amended August 31, 1995. A copy of such Prospectus and Statement of Additional Information is available upon request and without charge by writing to the International Trust at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-342-5734.

PACIFIC BASIN EQUITY PORTFOLIO. Information concerning the operation and management of the Pacific Basin Equity Portfolio is incorporated herein by reference from the current Prospectus of the International Trust dated August 31, 1995, and Statement of Additional Information dated June 28, 1995, as amended August 31, 1995. A copy of such Prospectus and Statement of Additional Information is available upon request and without charge by writing to the International Trust at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-342-5734 (Class A Shares).

     The International Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith file reports and other information, including proxy material and charter documents with the SEC. These items can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois, 60661-2511 and Seven World Trade Center, Suite 1300, New York, New York 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC, Washington, D.C. 20549 at prescribed rates.

                        FINANCIAL STATEMENTS AND EXPERTS

     The financial statements of the International Trust, which includes the International Equity Portfolio, (formerly, Core International Equity Portfolio) European Equity Portfolio and Pacific Basin Equity Portfolio, contained in its annual report to shareholders for the fiscal year ended February 28, 1995 have been audited by Price Waterhouse LLP, its independent accountants. These financial statements, as well as the pro forma financial statements for the period February 28, 1995 through August 31, 1995, reflecting the International Equity Portfolio after the Reorganization, are included in the Statement of Additional Information to this Prospectus/Proxy Statement and are incorporated by reference herein. The International Trust will furnish without charge, a copy of the most recent Annual Report to Shareholders of its Portfolios, on request. Requests should be directed to the International Trust at the address listed above or by calling 1-800-342-5734.

                                 LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of the International Equity Portfolio will be passed upon by Morgan Lewis & Bockius, LLP, 2000 One Logan Square, Philadelphia, Pennsylvania, 19103, which firm will also render an opinion as to certain federal income tax consequences of the Reorganization. Morgan, Lewis and Bockius, LLP serves as counsel to the International Trust.

                   VOTING INFORMATION CONCERNING THE MEETING

GENERAL INFORMATION. This Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of the International Trust on behalf of the European Equity Portfolio and Pacific Basin Equity Portfolio in connection with the Meeting. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors hired by the European Equity and Pacific Basin Equity Portfolios and the International Trust may also solicit proxies by telephone, telegraph or personal interview. Any shareholders giving a proxy may revoke it at any time before it is exercised by submitting to the Secretary of the International Trust, 680 East Swedesford Road, Wayne, Pennsylvania 19087, a written notice of revocation or a subsequently executed proxy, or by attending the Meeting and voting in person.

     Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the shares will be voted "FOR" the approval of the Reorganization Agreements for the European Equity Portfolio or Pacific Basin Equity Portfolio as applicable. It is not anticipated that any matters other than the adoption of the Reorganization Agreement will be brought before the Meeting. Should other business properly be brought before the Meeting, it is intended that the accompanying proxies will be voted in accordance with the judgment of the persons named as such proxies. For the purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the Reorganization Agreement.

     Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, telegraph or personal solicitations conducted by officers and employees of the International Trust, its affiliates or other representatives.

     In the event that sufficient votes to approve each Reorganization Agreement are not received by March 15, 1996, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

     If the Reorganization Agreement is not approved, shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the International Trust, 680 Swedesford Road, Wayne, Pennsylvania 19087, such that they will be received by the International Trust in a reasonable period of time prior to any such meeting.

     The votes of the shareholders of the International Equity Portfolio are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

VOTING RIGHTS AND REQUIRED VOTE. Each share of the European Equity Portfolio and Pacific Basin Equity Portfolio is entitled to one vote. Approval of each Reorganization Agreement will require the affirmative vote of more than 50% of the outstanding voting securities of each portfolio.

APPRAISAL RIGHTS. Shareholders of an open-end investment company registered under the 1940 Act are not entitled to any appraisal rights if the value placed on shares of shareholders' that is the subject of the transaction is its net asset value. In any event, the staff of the Securities and Exchange Commission has taken the position that any rights to appraisal arising under state law are superseded by the provisions of Rule 22c-1 under the 1940 Act, which generally requires that shares of a registered open-end investment company be valued at their next determined net asset value. A shareholder of the European Equity Portfolio or Pacific Basin Equity Portfolio may redeem his or her shares at the net asset value prior to the date of the Reorganization.

     THE BOARD OF TRUSTEES OF THE EUROPEAN EQUITY PORTFOLIO AND PACIFIC BASIN EQUITY PORTFOLIO RECOMMENDS THAT YOU VOTE FOR APPROVAL OF YOUR PORTFOLIO'S RESPECTIVE REORGANIZATION AGREEMENT

                                 OTHER BUSINESS

The Board of Trustees of the International Trust on behalf of the European Equity and Pacific Basin Equity Portfolios knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                                                                       EXHIBIT A



              AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION



     AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION dated as of ___________ __, 1996 (the "Agreement") by and between SEI International Trust, a Massachusetts business trust (the "International Trust"), on behalf of its separately managed portfolios, the [European Equity Portfolio or Pacific Basin Equity Portfolio, as applicable (the "Portfolios")] and International Equity Portfolio (the "International Portfolio").

     WHEREAS, the International Trust was organized under Massachusetts law as a business trust under a Declaration of Trust dated June 30, 1988. The International Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The International Trust has authorized capital consisting of an unlimited number of shares of beneficial interest without par value of separate series of the International Trust. The International Portfolio and [Portfolios] are duly organized and validly existing series of the International Trust.

     NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree to effect the transfer of all of the assets of the [Portfolios], solely in exchange for the assumption by the International Portfolio of stated liabilities of the [Portfolios] and Class A shares of the International Portfolio ("International Portfolio Shares") followed by the distribution, at the Effective Time (as defined in Section 10 of this Agreement), of such International Portfolio Shares to the holders of shares of the [Portfolios] ("Portfolio Shares") on the terms and conditions hereinafter set forth in Liquidation of the [Portfolios]. The parties hereto covenant and agree as follows:

1. Plan of Reorganization. At the Effective Time, the [Portfolios] will assign, deliver and otherwise transfer all of its assets, and assign all of its stated liabilities, to the International Portfolio free and clear of all liens and encumbrances except as provided in this Agreement, and the International Portfolio shall acquire all such assets, and shall assume all such liabilities of the [Portfolios], in exchange for delivery to the [Portfolios] by the International Portfolio of a number of International Portfolio Shares (both full and fractional) equal in number to the number of outstanding full and fractional shares of the [Portfolios] multiplied by the exchange ratio computed as set forth below, the product of such multiplication to be rounded to the nearest one thousandth of a full share. The exchange ratio shall be the number determined by dividing the net asset value per share of the [Portfolios] Shares by the net asset value per share of the International Portfolio Shares as of the Effective Time as described in Section 3 of this

Agreement. Such exchange ratio shall be rounded to the nearest ten thousandth. The assets and stated liabilities of the [Portfolios], as set forth in the Statement of Assets and Liabilities attached hereto as Exhibit A, shall be exclusively assigned to and assumed by the International Portfolio. All debts, liabilities, obligations and duties of the [Portfolios], to the extent that they exist at or after the Effective Time, shall after the Effective Time attach to the International Portfolio and may be enforced against the International Portfolio to the same extent as if the same had been incurred by the International Portfolio.

2. Transfer of Assets. The assets of the [Portfolios] to be acquired by the International Portfolio and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the [Portfolios] and other property owned by the [Portfolios] shown as assets on the books of the [Portfolios] at the Effective Time.

3. Liquidation and Dissolution of the [Portfolios]. At the Effective Time, the International Portfolio Shares (both full and fractional) received by the [Portfolios] will be distributed to the shareholders of record of the [Portfolios] as of the Effective Time in exchange for their respective [Portfolios] Shares and in complete liquidation of the [Portfolios]. Each shareholder will receive International Portfolio Shares pro rata in proportion to its respective [Portfolio Shares] held by that shareholder at the Effective Time, as set forth in Section 1 of this Agreement. Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of the International Portfolio in the name of each shareholder of the [Portfolios] and representing the respective number of International Portfolio Shares due such shareholder. As soon as practicable after the Effective Time, the [Portfolios] shall take, in accordance with Federal law and the law of the Commonwealth of Massashusetts, all steps as shall be necessary and proper to effect a complete termination of the [Portfolios].

4. Valuation. The value of the [Portfolios'] assets to be acquired by the International Portfolio shall be the net asset value computed as of the valuation time provided in the [Portfolios] prospectus at the Effective Time, using the valuation procedures set forth in the [Portfolios] then-current Prospectus or Statement of Additional Information. The number, value and denominations of full and fractional International Portfolio Shares to be issued in exchange for the [Portfolios] assets shall be determined as set forth in
Section 1 of this Agreement. All computations of value shall be made by the International Portfolio's custodian and reviewed by its independent accountants. The International Portfolio shall cause its custodian to deliver a copy of its valuation report, reviewed by its independent accountants, to the [Portfolios].

5. Representations and Warranties of the International Portfolio. The International Portfolio represents and warrants to the [Portfolios] as follows:

     (a) Financial Statements. The audited financial statements of the International Portfolio for the fiscal year ended February 28, 1995 and unaudited International Portfolio Financial Statements for the six-month period ended August 31, 1995, (the "International Portfolio Financial Statements"), which will be delivered to the [Portfolios], fairly present the financial position of the International Portfolio as of the date thereof and the results of its operations and changes in its net assets for the period indicated.

     (b) Shares to be Issued Upon Reorganization. The International Portfolio Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and nonassessable.

     (c) Authority Relative to this Agreement. The International Trust on behalf of the International Portfolio has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the International Trust's Board of Trustees and no other proceedings by the International Portfolio are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. The International Portfolio is not a party to or obligated under any declaration of trust, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

     (d) Effective Registration Statement. The International Portfolio will prepare and file with the SEC a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to the International Portfolio Shares ("Registration Statement"). From the effective date of the Registration Statement of the International Portfolio through the Effective Time, the Registration Statement of the International Portfolio (exclusive of those portions based upon written information regarding the [Portfolios]) (i) complies in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), and the 1940 Act, and the rules and regulations thereunder and (ii) does not and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements, in light of the circumstances under which they were made, not misleading.

     (e) Liabilities. There are no liabilities of the International Portfolio, whether or not determined or determinable, other than liabilities disclosed or provided for in the International Portfolio Financial Statements and liabilities incurred in the ordinary course of business subsequent to August 31, 1995 or otherwise previously disclosed to the [Portfolios], none of which has been materially adverse to the business, assets or results of operations of the International Portfolio.

     (f) Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of the International Portfolio, threatened which would adversely affect the International Portfolio or its assets or business or which would prevent or hinder consummation of the transactions contemplated hereby.

     (g) Contracts. Except for contracts and agreements disclosed to the [Portfolios], under which no default exists, the International Portfolio is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever with respect to the International Portfolio.

     (h) Taxes. As of the Effective Time, all Federal and other tax returns and reports of the International Portfolio required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the International Portfolio's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

6. Representations and Warranties of the [Portfolios]. The [Portfolios] represents and warrants to the International Portfolio as follows:

     (a) Financial Statements. The audited financial statements of the [Portfolios] for the fiscal year ended February 28, 1995 and unaudited [Portfolios] financial statements for the six-month period ended August 31, 1995, (the "[Portfolios] Financial Statements"), as delivered to the International Portfolio, fairly present the financial position of the [Portfolios] as of the date thereof, and the results of its operations and changes in its net assets for the periods indicated.

     (b) Marketable Title to Assets. The [Portfolios] will have, at the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer and deliver, the assets to be transferred to the International Portfolio. Upon delivery and payment for such assets, the International Portfolio will have good and marketable title to such assets without restriction on the transfer thereof. The [Portfolios] reserves the right to sell any of its securities but will not, without the prior approval of International Portfolio, on behalf of the International Portfolio, acquire any additional securities other than securities of the type in which the International Portfolio is permitted to invest. It is acknowledged and understood that the [Portfolios] intends to liquidate substantially all of its assets for cash prior to the Reorganization.

     (c) Authority Relative to this Agreement. The [Portfolios] has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the [Portfolios] Board of Trustees, and, except for approval by the shareholders of the [Portfolios], no other proceedings by the [Portfolios] are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. The [Portfolios] is not a party to or obligated under any declaration of trust, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

     (d) Liabilities. There are no liabilities of the [Portfolios] whether or not determined or determinable, other than liabilities disclosed or provided for in the [Portfolios] Financial Statements and liabilities incurred in the ordinary course of business subsequent to August 31, 1995 or otherwise previously disclosed to the International Portfolio, none of which has been materially adverse to the business, assets or results of operations of the [Portfolios].

     (e) Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of the [Portfolios], threatened which would adversely affect the [Portfolios] or its assets or business or which would prevent or hinder consummation of the transactions contemplated hereby.

     (f) Contracts. Except for contracts and agreements disclosed to the International Portfolio, under which no default exists, the [Portfolios] is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.

     (g) Taxes. As of the Effective Time, all Federal and other tax returns and reports of the [Portfolios] required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the [Portfolios]'s knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

7.   Conditions Precedent to Obligations of the International Portfolio.

     (a) All representations and warranties of the [Portfolios] contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

     (b) The International Portfolio shall have received the opinion of counsel for the [Portfolios], dated the Effective Time, addressed to and in form and substance satisfactory to counsel for the International Portfolio, to the effect that (i) the [Portfolios] is a series of the International Trust, a duly organized and validly existing business trust under the laws of the Commonwealth of Massachusetts; (ii) The International Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the International Trust on behalf of the [Portfolios] and this Agreement has been duly executed and delivered by the [Portfolios] and is a valid and binding obligation of the [Portfolios], subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; and (iv) to the best of counsel's knowledge after reasonable inquiry, no consent, approval, order or other authorization of any Federal or state court or administrative or regulatory agency is required for the [Portfolios] to enter into this Agreement or carry out its terms that has not been obtained other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the [Portfolios].

     (c) The [Portfolios] shall have delivered to the International Portfolio at the Effective Time a statement of the [Portfolios]'s assets and liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer or Assistant Treasurer of the [Portfolios] as to the aggregate asset value of the [Portfolios]'s portfolio securities.

8.   Conditions Precedent to Obligations of the [Portfolios].

     (a) All representations and warranties of the International Portfolio contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

     (b) The [Portfolios] shall have received the opinion of counsel for the International Portfolio, dated the Effective Time, addressed to and in form and substance satisfactory to counsel for the [Portfolios], to the effect that: (i) the International Portfolio is a series of the International Trust, a duly organized and validly existing corporation under the laws of the Commonwealth of Massachusetts; (ii) the International Trust is an open-ended management investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the International Trust on behalf of the International Portfolio and this Agreement has been duly executed and delivered by the International Portfolio and is a valid and binding obligation of the International Portfolio, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (iv) to the best of counsel's knowledge after reasonable inquiry, no consent, approval, order or other authorization of any Federal or state court or administrative or regulatory agency is required for the International Portfolio to enter into this Agreement or carry out its terms that has not already been obtained, other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the International Portfolio; and (v) the International Portfolio Shares to be issued in the Reorganization have been duly authorized and upon issuance thereof in accordance with this Agreement will be validly issued, fully paid and nonassessable.

9. Further Conditions Precedent to Obligations of the [Portfolios] and the International Portfolio. The obligations of the [Portfolios] and the International Portfolio to effectuate this Agreement shall be subject to the satisfaction of each of the following conditions:

     (a) Such authority from the Securities and Exchange Commission (the "SEC") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

     (b) The [Portfolios] will call a meeting of shareholders to consider and act upon this Agreement and to take all other actions reasonably necessary to obtain the approval by its shareholders of this Agreement and the transactions contemplated herein, including the Reorganization and the termination of the [Portfolios] if the Reorganization is consummated. The [Portfolios] prepared or will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that the International Portfolio has furnished or will furnish a current, effective Prospectus relating to the International Portfolio Shares for incorporation within and/or distribution with the Proxy Materials, and with such other information relating to the International Portfolio as is reasonably necessary for the preparation of the Proxy Materials.

     (c) The International Portfolio, has prepared and filed, or will prepare and file with the SEC a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to the International Portfolio Shares ("Registration Statement"). The [Portfolios] has provided or will provide the International Portfolio with Proxy Materials for inclusion in the Registration Statement, prepared in accordance with paragraph (b) and with such other information and documents relating to the [Portfolios] as are reasonably necessary for the preparation of the Registration Statement.

     (d) The Registration Statement on Form N-14 of the International Portfolio shall be effective under the Securities Act of 1933 and, to the best knowledge of the International Portfolio, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     (e) The shares of the International Portfolio shall have been duly qualified for offering to the public in all states of the United States, the Commonwealth of Puerto Rico and the District of Columbia (except where such qualifications are not required) so as to permit the transfer contemplated by this Agreement to be consummated.

     (f) A vote approving this Agreement and the Reorganization contemplated hereby shall have been adopted by at least a majority of the outstanding shares of the [Portfolios] entitled to vote at an annual or special meeting.

     (g) The Board of Trustees of the International Trust on behalf of the International Portfolio shall have taken the following action, at a meeting duly called for such purpose, authorization of the issuance by the International Portfolio of International Portfolio Shares at the Effective Time in exchange for the assets of the [Portfolios] pursuant to the terms and provisions of this Agreement.

10. Effective Time of the Reorganization. The exchange of the [Portfolios] assets for International Portfolio Shares shall be effective as of close of business on May 15, 1995 or at such other time and date as fixed by the mutual consent of the parties (the "Effective Time").

11. Termination. This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of that party's Board of Trustees, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of that party's Board, make proceeding with the Agreement inadvisable.

12. Amendment. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the Shareholders Meeting called on behalf of the [Portfolios] pursuant to Section 9 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of International Portfolio Shares to be paid to the [Portfolios] Shareholders under this Agreement to the detriment of the [Portfolios] shareholders without their further approval.

13. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

14. Notices. Any notice, report, statement or demand required or permitted by and provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier addressed as follows:

if to the International Trust, on behalf of the International Equity Portfolio and [Portfolios]:


                  Kevin P. Robins, Esquire
                  680 East Swedesford Road
                  Wayne, Pennsylvania  19087-1658


with a copy to:

                  Richard W. Grant, Esquire
                  Morgan Lewis & Bockius LLP
                  2000 One Logan Square
                  Philadelphia, Pennsylvania  19103


15.  Headings, Counterparts, Assignment.

     (a) The article and paragraph headings contained in this Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation of this Agreement.

     (b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

16. Entire Agreement. The International Trust on behalf of the International Portfolio and the [Portfolios] agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

17. Further Assurances. The International Trust on behalf of the International Portfolio and the [Portfolios] shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

[SEAL]                             THE SEI INTERNATIONAL TRUST
                                   On behalf of the International
                                   Equity Portfolio
Attest:


________________________           By:______________________________

                                     President

[SEAL]                             THE SEI INTERNATIONAL TRUST
                                   On behalf of the [Portfolios]

Attest:


_______________________            By:_______________________________
                                     Lee S. Owen
                                     President